SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 27, 2007

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of February 27, 2007, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2007-HSA1)


                Residential Funding Mortgage Securities II, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                   333-131196-08         41-1808858
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
    of Incorporation)               File Number)       Identification No.)

       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code, is (952) 857-7000
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8. Other Events.


On February 27, 2007, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Equity Loan-Backed Term Notes, Series 2007-HSA1, pursuant to an Indenture, dated as of February 27, 2007, between Home Equity Loan Trust 2007-HSA1, as issuer and LaSalle Bank National Association, as indenture trustee.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Not applicable

               (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        4.3 Servicing Agreement dated as of February 27, 2007 among Residential Funding Corporation, as master servicer, LaSalle Bank National Association, as indenture trustee, and the Home Equity Loan Trust 2007-HSA1, as issuer.

        4.4 Amended and Restated Trust Agreement dated as of February 27, 2007 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.5 Indenture dated as of February 27, 2007 between Home Equity Loan Trust 2007-HSA1, as issuer, and LaSalle Bank National Association as indenture trustee, and Appendix A thereto.

        10.1 Home Equity Loan Purchase Agreement dated as of February 27, 2007 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Company, LLC, as seller.

        10.2 Financial Guaranty Insurance Policy issued by MBIA Insurance Corporation relating to Home Equity Loan-Backed Notes, Series 2007-HSA1 relating to Notes.

        99.1   Home Equity Loan Schedule.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                             By:           /s/ Jeffrey Blaschko
                                    Name:  Jeffrey Blaschko
                                    Title:    Vice President


Dated:  February 27, 2007



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                                  EXHIBIT INDEX


EXHIBIT NUMBER        DESCRIPTION

4.3 Servicing Agreement dated as of February 27, 2007 among Residential Funding Corporation, as master servicer, LaSalle Bank National Association, as indenture trustee, and the Home Equity Loan Trust 2007-HSA1, as issuer.

4.4 Amended and Restated Trust Agreement dated as of February 27, 2007 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.5 Indenture dated as of February 27, 2007 between Home Equity Loan Trust 2007-HSA1, as issuer, and LaSalle Bank National Association, as indenture trustee, and Appendix A thereto.

10.1 Home Equity Loan Purchase Agreement dated as of February 27, 2007 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Company, LLC, as seller.

10.2 Financial Guaranty Insurance Policy issued by MBIA Insurance Corporation relating to Home Equity Loan-Backed Notes, Series 2007-HSA1 relating to the Notes.

99.1 Home Equity Loan Schedule.





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